RASER TECHNOLOGIES, INC.
                             DISCLOSURE SCHEDULES
                       TO SECURITIES PURCHASE AGREEMENT


                               SCHEDULE 3.1(a)

          The Company has one subsidiary:

          Raser Technologies Operating Company, Inc., a Utah corporation


                               SCHEDULE 3.1(p)

          The Company has insurance covering its directors and officers, but has no general liability insurance.


                               SCHEDULE 3.1(s)

          The Company will be paying a finance fee to Vfinance.


                               SCHEDULE 3.1(v)

          See Schedules 6(b) and (c) of the Registration Rights Agreement.